UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2007

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2007, the Board of Directors of Hillenbrand Industries, Inc. elected Ronald A. Malone, Jose A. Mejia and Patrick T. Ryan to the Board of Directors, each for a term expiring at Hillenbrand's next annual meeting of shareholders. Messrs. Malone and Mejia were elected to fill vacancies in Class II of the Board of Directors, and Mr. Ryan was elected to fill a vacancy in Class III.

Messrs. Malone and Ryan have been appointed to the Compensation and Management Development Committee of the Board of Directors, and Mr. Mejia has been appointed to the Audit Committee of the Board of Directors.

Hillenbrand expects that, following the completion of the spin-off of the Hill-Rom medical technology business, each of these directors will serve on the new Hill-Rom Board of Directors.

Hillenbrand's press release announcing the election of these new directors is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated July 16, 2007

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1

Hillenbrand Industries Appoints Ronald A. Malone, Jose A. Mejia
and Patrick T. Ryan to its Board of Directors
Appointments aimed at building strength for new Hill-Rom Board when company separation is completed

BATESVILLE, Ind., July 16, 2007 PR Newswire/FirstCall – Hillenbrand Industries, Inc. (NYSE: HB) today announced the appointments of three new members to its Board of Directors. New members include: Ronald A. Malone, chairman and CEO of Gentiva Health Services, Inc.; Jose A. Mejia, a technology sourcing and global supply chain consultant and expert, and Patrick T. Ryan, president and CEO, PolyMedica Corporation. All three have been elected to join the Hillenbrand Industries Board of Directors in positions that have been open, bringing the Board to full roster. It is anticipated that following the spin-off of Hill-Rom, these newly appointed directors will serve on the new Hill-Rom Board of Directors.

"I am excited to have these three thought leaders agree to bring their expertise to our Board," said Rolf A. Classon, chairman of the Board of Directors for Hillenbrand Industries. "Their diverse backgrounds and experiences will extend our areas of expertise and will provide excellent knowledge sets for the new Hill-Rom Board."

Peter H. Soderberg, president and CEO of Hillenbrand Industries and Hill-Rom, added, "The expertise brought to our board by each of these directors is consistent with the strategic imperatives we laid out in our public discussions last fall. Jose Mejia brings an extensive background in international operations and supply chain management while both Ron Malone and Patrick Ryan bring deep health care industry knowledge touching all along the continuum of care."

Ronald Malone has been Chairman and Chief Executive Officer of Gentiva Health Services, Inc. (Nasdaq:GTIV), the nation’s largest provider of comprehensive home health and related services, since 2002. He previously led Gentiva’s home nursing unit and its Home Health Division. Before Malone joined Gentiva, he was Executive Vice President and President of Olsten Staffing Services, North America, one of the world’s largest staffing services companies at the time.

A graduate of Furman University in Greenville, South Carolina, Malone also serves as director of the National Association for Homecare and Hospice, the leading trade association of the home care industry

Jose Mejia is a noted expert in international operations and supply chain management with leadership experience at some of the nation’s top companies. He is currently an independent external technology sourcing and operations consultant and the Chairman of Univa Capital, an investment company dedicated to Hispanic Integration. He served as Executive Vice President of Operations at Spansion, the world leader in flash memory. Before Spansion, he served in leadership roles at other world-class companies, including as President—Supply Chain for Lucent Technologies, Inc. Before that time, he served as Vice President of External Manufacturing at Nortel Networks and as Materials Manager, Manufacturing and Design Engineer and Director of Process Leadership at the Ford Motor Company.

Mejia is an engineering graduate of the University of Michigan and holds an MBA in Finance and Operations Research from Duke University. In 2003, he was named Hispanic Engineer of the Year and in 2006 he became recipient of the Ellis Island Medal of Honor Award. He also currently serves on the boards of Liberty Property Trust, Pella, and Duke University Fuqua School of Business.

Patrick Ryan is an accomplished health care CEO with expertise and experience in many aspects of the industry, including home care delivery, purchasing behavior and reimbursement trends. He is President and Chief Executive Officer of PolyMedica Corporation (NASDAQ/NM: PLMD), a leading direct-to-consumer provider of health care products and services for individuals with chronic diseases. He has served as CEO of two separate publicly traded companies and been on the boards of three public companies. His past experience includes roles with large market leading companies such as American Hospital Supply Corporation and several entrepreneurial situations.

Ryan is a graduate of the University of Rochester in New York. He currently serves on the board of Affiliated Managers Group, Inc., an asset management company with equity investments in a diverse group of growing, boutique investment management firms.

ABOUT HILLENBRAND INDUSTRIES, INC.
Hillenbrand Industries is organized into two operating companies serving the health care and funeral services industries.

Hill-Rom is a leading worldwide manufacturer and provider of medical technologies and related services for the health care industry, including patient support systems, non-invasive therapeutic products for a variety of acute and chronic medical conditions, medical equipment rentals, and workflow information technology solutions. Hill-Rom’s comprehensive product and service offerings are used by health care providers across the health care continuum in hospitals, extended care facilities and home care settings to enhance the safety and quality of patient care.
Hill-Rom…enhancing outcomes for patients and their caregivers.

Batesville Casket Company is a leader in the North American death care industry through the sale of funeral services products, including burial caskets, cremation caskets, containers and urns, selection room display fixturing and other personalization and memorialization products.
Batesville Casket Company…helping families honor the lives of those they love.

www.hillenbrand.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

July 16, 2007	By:	/S/ Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

July 16, 2007	By:	/S/ Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer